UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 22, 2003
                               (January 22, 2003)

                         STORAGE TECHNOLOGY CORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                      1-7534                     84-0593263
 ---------------------          ------------------         ---------------------
(State or jurisdiction              (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)




              One StorageTek Drive, Louisville, Colorado 80028-4309
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151
                                                           ---------------



                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7(c)  Exhibits.
           --------

         99.1 Press Release, dated January 22, 2003 relating to Storage Technology Corporation's ("StorageTek") results of operations for the fiscal quarter and fiscal year ended December 27, 2002.

         99.2 Script of prepared remarks of StorageTek's Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for StorageTek's January 22, 2003 Fourth Quarter and Full Year 2002 Financial Results Conference Call.

         99.3 Script of prepared remarks of StorageTek's Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for StorageTek's January 22, 2003 Fourth Quarter and Full Year 2002 Financial Results Conference Call.

Certain statements, projections and forecasts contained herein regarding StorageTek's future performance and financial results, future products, and business plans constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," and "believes." There are a number of risks and uncertainties that could cause StorageTek's actual results to differ materially.

Some of these risks and uncertainties include, but are not limited to, StorageTek's ability to develop, manufacture and market new products and services successfully; the effect of product mix and distribution channel mix on our gross margins; our ability to continue to increase productivity; competitive pricing pressures; rapid technological changes in the markets in which we compete; our ability to attract and retain highly skilled employees; our ability to protect and develop intellectual property rights; our reliance on certain sole source suppliers; potential delivery delays from sub-contractors and increased lead time in ordering parts and components; general economic conditions in the United States and globally; and other risks described in StorageTek's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that are filed with the Securities and Exchange Commission and which are available on the SEC's website.

Item 9     Regulation FD Disclosure.
           ------------------------

On January 22, 2003, StorageTek announced its results of operations for the fiscal quarter and fiscal year ended December 27, 2002 in a Press Release, dated January 22, 2003, a copy of which is attached hereto as Exhibit 99.1.

On January 22, 2003, StorageTek conducted its Fourth Quarter and Full Year 2002 Financial Results Conference Call (the "Conference Call") for the fiscal quarter and fiscal year ended December 27, 2002. A copy of the script of the prepared remarks of StorageTek's Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for the Conference Call is attached hereto as
Exhibit 99.2. A copy of the script of the prepared remarks of StorageTek's Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for the Conference Call is attached hereto as Exhibit 99.3.


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



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 22, 2003              Storage Technology Corporation




                                    By: /s/  Thomas G. Arnold,
                                        ---------------------
                                        Vice President,
                                        Corporate Controller


























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